Servicing
the food
industry
Investor Presentation
November 14, 2007

Forward-Looking Language
This presentation contains forward-looking statements regarding the business operations of Darling and the industry in which it operates. These statements are identified by words such as “may,” “will,” “expect,” “believe,” “intend,”
“anticipate,” “should,” “estimate,” “continue,” and other words referring to events to occur in the future. These statements reflect Darling's current view of future events and are based on its assessment of, and are subject to, a variety of risks and uncertainties beyond its control, including business and economic conditions in its existing markets that could cause actual results to differ materially from those projected in the forward-looking statements. Other risks and uncertainties regarding Darling, its business and the industry in which it operates are referenced from time to time in the Company's filings with the
Securities and Exchange Commission. Darling is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Over a century old,
Darling International Inc.
is America’s leading provider of
rendering, recycling and recovery
solutions to the nation’s food industry.

Darling at a Glance
◆

Founded in 1882; public since 1994
◆

125 years old
◆

Corporate headquarters in
    Irving, Texas
◆

77 locations across the US
◆

1,850 employees nationwide
◆

Fleet of approximately 1,000 trucks and
    tractor-trailers
◆

NYSE: DAR
◆

Financial metrics:
–

$800 million market capitalization
–

$630 million of annual revenues

RAW MATERIAL
Tallow
Meat & Bone
Grease
Hides
Finished Products
Soap
Bio-Fuels
Pet Food
Animal Feed
Hog Feed
Poultry Feed
Pet Food
Animal Feed
Bio-Fuels
Leather
Component By-Products
Linoleic Acid
Oleic Acid
Glycerine
Stearic Acid
Fertilizer
Shoes Garments Upholstery
Component By-Products Applications
Esters Paints Plastics Lubricants
Lubricants Textiles Plastics Shampoo Emulsifiers Cleaners Creams
Inks Glues Solvents Antifreeze Explosives
Rubber Plastics Tires Lubricants

Industry Overview
◆

Over 50 billion pounds of inedible by-products generated
    annually from meat packers, poultry processors and retail
    food stores
◆

Animal and food by-product recycling industry is “mission
    critical” in the food supply chain and is the most efficient and environmentally sound disposal alternative for a
    sustainable society

Creating value by leveraging our core competencies in
collection, processing and marketing
Industry Leader
◆

Largest and only publicly-traded US provider of rendering,
    recycling and recovery solutions
◆

Only rendering company with a national footprint
–

Network of 39 processing facilities from coast to coast
–

Supported by 38 reload/transfer stations
◆

Established “fee for service” business model in 1999
◆

Exports finished goods to over 35 countries
◆

Loyal relationships with suppliers and reputation for
    outstanding and reliable service
◆

Experienced management team

Committed to driving growth and delivering value
 to our stockholders
Darling’s Value Proposition
◆

Unmatched capabilities and breadth of
    service offerings
◆

Diversified business model
◆

Healthy capital structure with attractive asset
    and debt mix
◆

Uniquely positioned to capitalize on favorable market and
    regulatory trends
–

Increasing government regulation of waste disposal
–

Projected growth in restaurant services
–

Emergence of renewable fuels market

Business Segments
◆

Rendering
◆

Restaurant Services

Purchase and
Collection
Pricing
Marketing,
Sales and
Distribution
Darling operates a fleet of approx 1,000 trucks to collect
raw materials from approx 115,000 food service
establishments, butcher shops, grocery stores, and
independent meat and poultry processors nationwide
“Formula” basis: Applied to approx 55% of Darling’s
annual raw material volume; cost is tied to published
finished product commodity prices after deducting a
fixed service charge
“Non-formula” basis: Applied to remaining volume;
suppliers are either paid a fixed price, are not paid, or
are charged for the expense of collection, depending on
various economic and competitive factors
Darling markets finished products worldwide.
Primarily BFT and YG, and also MBM, a protein;
Oils used in pet food, animal feed, soaps;
Oleo-chemical producers use oils to produce ingredients
for paint, rubber, paper, concrete, plastics;
MBM is used as high protein additives in pet food and
animal feed
Rendering Overview

Macro Factors Impacting Performance
◆

Raw material supply
–

Fluctuations in demand for proteins
–

Trade constraints
◆

Finished product prices
◆

Energy costs

Greater scale, industry expertise and management talent
will drive improved operating efficiencies
and growth opportunities
NBP Acquisition Highlights
◆

On May 15, 2006, Darling completed its acquisition of
   National By-Products (NBP), a top-five US independent
   rendering company based in
   Des Moines, IA
◆

Key benefits from transaction include:
–

Expanded network of facilities, particularly in the Midwest
–

Greater customer and business diversification
–

Broader bench of senior management talent

San Francisco
Tacoma
Boise
Fresno
Las Vegas
Dallas
Tulsa
Kansas City
    (3+ hides)

St. Louis
Blue Earth
Newark
Jacksonville
Detroit
Los Angeles
Chicago
Tampa
Sioux
   City
Turlock
Houston(2)
Wahoo
Coldwater
San Antonio
Portland
Cleveland
Cincinnati
Pittsburgh
San Diego
Alma
Santa Ana
Ft. Lauderdale
Zanesville
Grand Island◆
Denver(2)
   Little Rock
Wichita
Mason City
Des Moines
Clinton
Berlin
       Lynn
Center
◆Waterloo
Indianapolis
Garden City◆
Omaha
(4)
   Darling Facilities
◆
Blending
Pet Food Processing
Trap Services
Grease Processing/Collection
Core Rendering Activity
    Buffalo
    Philadelphia
    Twin Falls
Processing Facilities and Serviced Areas

Smooth and Successful Integration
✓

Implemented operational best practices
✓

Completed route optimization
✓

Redirected raw material
✓

Closed non-essential facilities
✓

Administrative improvements on-going

Only US provider of collection, storage, transport, and
recycling of old grease on a national scale
◆

Grease trap maintenance and
    cleaning service
–

Operates in 20 markets
–

Customers represent FSEs, malls
    and industrial food processors
◆

Premium service offered in
    conjunction with COR
–

Self-contained used cooking oil
    storage system inside or outside
    customer’s premises
Restaurant Services Overview
◆

Basic cooking oil removal
    (COR) service
–

Collection of used cooking oil from
    inside systems or outside corrals

Locked Valve
Darling Collection Vehicle
CleanStar
Fryers
CLEANSTAR

CleanStar
◆ Environmentally safe and efficient -
    Used cooking oil is pumped directly into sealed,
    insulated CleanStar storage tank with press of button
◆

Customer choice -
    Option of inside or outside storage
    systems to fit customer needs

Torvac  (Trap)
◆

Ongoing maintenance -
    Provides manpower,
    equipment and expertise to
    find and fix grease trap
    problems
◆

Compliance - Removed
    material is tracked and
    handled in a legal and
    environmentally sound
    manner

Cooking Oil Removal (COR)
◆

Bundled services -
   Complete, individualized
   used cooking oil
   collection and recycling services
   nationwide through local providers
◆

Environmental compliance -
   Efficient, reliable pickup and
   disposal of non-recyclable waste

$600
$500
$400
$300
$200
$100
$415
$442
$525
$519
$497
$480
$598
2001
2002
2003
2004
2005
2006
2007
DAR & NBP Combined

Millions
LTM
Total Revenues

$100.0
$90.0
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$47.1
$61.1
$68.3
$74.0
$57.5
$49.9
$89.9
2001
2002
2003
2004
2005
2006
2007
DAR & NBP Combined

$ Millions
LTM
Operating Cash Flows

Renewable Fuels
◆

Fuels produced from bio-mass or
  non-petroleum sources
◆

Only work with subsidy or high oil
  prices
◆

Dependent on Washington D.C.
–

Direct subsidies
–

Mandates

Access to a large, stable supply of
raw materials is a key competitive advantage
For DAR......
◆

Darling is uniquely positioned to capitalize
  on emerging bio-fuel opportunities.
–

Top producer of rendered fats and greases
–

Historically, animal fats and greases have
  traded at a discount to vegetable oils
–

Elasticity of animal fats and greases decouple it
  from the Food vs. Fuel debate
–

Animal fats and grease will ultimately trade
  BTU equivalent over time.

4 opportunities exist today:
–

Alternative Fuel Mixture Tax Credit
◆

pays Darling 50 cents per gallon to burn
  fats/greases in our boilers
◆

Opportunistic calculation versus natural gas
◆

Limited to no capital involved
◆

Current subsidy is through 2009
◆

Proposed legislation extends through 2012

Bio Diesel
◆

Production of a Fatty Acid Methyl Ester from
  a triglyceride feedstock
–

Process is well known and fully commercialized
–

Issues exist with handling FFA, metals, phosphorus
   and other contaminants
–

Finished product has cold flow issues but are
   diminished when blended at 5% or less
–

Several animal fat plants under construction or
   contemplated in U.S., Europe and South America
–

$1.00 per gallon for virgin oils and
   $.50 cents per gallon for used cooking oil.

Green Diesel
◆

Green or renewable diesel is the process of
  converting a triglyceride to a hydrocarbon.
–

Utilizes known petroleum-focused processes
–

Finished product is more fungible than bio-diesel
◆

Higher Cetane
◆

Better cold flow properties
◆

Zero sulfur for upgrading distillate streams
◆

Pipeline ready
–

$1.00 per gallon for both animal fats and used
  cooking oil.

Co-Processing
◆

The introduction of vegetable oils, fats
  and greases as a blend feedstock with
  petroleum
–

Introduced at 2-5% with distillate stream prior to
   hydro treating
–

Allows petroleum companies to participate in
   renewable fuels, however, it displaces current
   refining capacity and adds no new capacity
–

Legislation has been introduced to defeat or
   minimize this opportunity

Renewable Fuels....What’s next?
◆

Waiting for Washington to clarify final
  subsidies
◆

Technology is rapidly evolving
◆

Potentially green diesel is a better solution
◆

Ultimately DAR is well positioned to
  participate

Name	Position	Biography
Randall Stuewe	Chairman and Chief Executive Officer
Chairman and CEO since February 2003. EVP at ConAgra Foods from 1996 to 1999;
President of Gilroy Foods from 2000 to 2003; prior to that spent 12 years in management, sales and trading positions at Cargill

John Muse	Executive Vice President - Finance and Administration
EVP - Finance and Administration since February 2000. Darling’s VP and CFO from
1997 to 2000; VP and General Manager at Consolidated Nutrition from 1994 to 1997;
VP of Premiere Technologies, a wholly-owned subsidiary of Archer-Daniels-Midland
Company, serves on FM Global advisory board.

Neil Katchen	Executive Vice President - Chief Operating Officer	EVP - Operations since November 2001. VP of Darling’s Eastern Region from 1997 to 2001; General Manager of Darling’s Newark, NJ facility from 1990 to 1997.
Mark Myers	Executive Vice President - Chief Operating Officer
EVP - Operations since May 2006. President and CEO of National By-Products from
2001 to 2006; COO from 1999 to 2001; Regional manager from 1997 to 1999; held several other positions at NBP from 1970 to 1998.

Robert Seemann	Executive Vice President - Sales and Services
EVP - Sales and Services since August 2004. VP of International and Foodservice of
ConAgra Food Ingredients from 2003 to 2004; VP Sales and Marketing of Gilroy
Foods, a division of ConAgra from 2001 to 2003; EVP of Lamb Weston, a division of
ConAgra from 1999 to 2001.

Strong & Experienced Management Team

Servicing
the food
industry